SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20429

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     May 28, 2004
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                             SALISBURY BANCORP, INC.
                             ----------------------
               (Exact name of registrant as specified in charter)


          Connecticut                   000-24751                06-1514263
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(State or other jurisdiction      Commission File Number     (IRS Employer
      of incorporation)                                      Identification No.)

5 Bissell Street, Lakeville, Connecticut                              06039-1868
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(Address of principal executive offices)                              (zip code)


Registrant's telephone number, including area code:   (860) 435-9801
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                                       -2-
Form 8-K, Current Report
Salisbury Bancorp, Inc.

Item 5.   Other Matters.
          -------------

          The Board of Directors of Salisbury Bancorp, Inc., the parent company of Salisbury Bank and Trust Company, declared a $.24 per share quarterly cash dividend for the second quarter of 2004.

          The quarterly cash dividend will be paid on July 30, 2004 to shareholders of record as of June 30, 2004.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          a.   Not applicable
          b.   Not applicable
          c.   Exhibits.

          99.  Press release dated June 1, 2004


         Exhibit Index                                                   Page
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                  99.l     Press release dated June 1, 2004               3

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:   June 2, 2004                     SALISBURY BANCORP, INC.


                                            By:    s/s John F. Perotti
                                               ---------------------------------
                                                  John F. Perotti, President and
                                                  Chief Executive Officer